SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace a sample proxy card included in the Definitive Proxy Statement filed by AllianzGI Artificial Intelligence & Technology Opportunities Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI Convertible & Income 2024 Target Term Fund, AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI Dividend, Interest & Premium Strategy Fund (collectively, the “Funds”) with the Securities and Exchange Commission on June 4, 2020 (the “Proxy Statement”). After filing the Proxy Statement, the Funds discovered that, due to a clerical error, an incorrect version of the sample proxy card for AllianzGI Convertible & Income 2024 Target Term Fund was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card has been included in the Proxy Statement being mailed to the Funds’ stockholders. This Amendment applies only to the version of the sample proxy card originally filed with the Proxy Statement.

NOTICE OF JOINT ANNUAL MEETINGS OF

SHAREHOLDERS TO BE HELD ON JULY 9, 2020

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

To the Shareholders of AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that joint Annual Meetings of Shareholders (each, a “Meeting”) of the Funds will be held telephonically via conference call on Thursday, July 9, 2020, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV, NCZ and ACV, at 11:00 A.M., Eastern Time, for NIE and CBH, and at 1:30 P.M., Eastern Time, for AIO and NFJ, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on May 14, 2020 as the record date for the determination of Shareholders entitled to receive notice of, and to vote at, the applicable Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Angela Borreggine
Secretary

New York, New York

June 4, 2020

AllianzGI U.S. is sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of May 14, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 14, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 14, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

In light of uncertainties relating to COVID-19, the Funds reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Funds plan to announce these changes, if any, at http://us.allianzgi.com/closedendfunds, and encourage you to check this website prior to the Meeting.

It is important that your shares be represented at the applicable Meeting, telephonically or by proxy, no matter how many shares you own. Please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, prior to the Meeting date in order to ensure that your vote is counted. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the applicable Meeting to be held as scheduled.

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (“AIO”)

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND (“CBH”)

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND (“ACV”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020

This Proxy Statement, and the Annual Reports to Shareholders for the fiscal years ended January 31, 2020 for ACV, NIE and NFJ and February 29, 2020 for AIO, NCV, NCZ and CBH, are also available at http://us.allianzgi.com/closedendfunds.

PROXY STATEMENT

June 4, 2020

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (the “Board”) of the Shareholders of each of AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Diversified Income & Convertible Fund (“ACV”), AllianzGI Equity & Convertible Income Fund (“NIE”) and AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the joint Annual Meetings of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to each of the joint Annual Meetings of Shareholders of NCV, NCZ and ACV, the joint Annual Meetings of Shareholders of NIE and CBH, and the joint Annual Meetings of Shareholders of AIO and NFJ, as dictated by the context. Each Meeting will be held telephonically via conference call, on Thursday, July 9, 2020, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV, NCZ and ACV, at 11:00 A.M., Eastern Time, for NIE and CBH, and 1:30 P.M., Eastern Time, for AIO and NFJ. Any Shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of May 14, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 14, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 14, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

Each Meeting is scheduled as a joint meeting of the holders of all shares of the applicable Fund(s), which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV, NCZ and ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for any other Fund.

The Board of each Fund has fixed the close of business on May 14, 2020 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the applicable Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees, except as otherwise described in the following paragraph.

At the Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of shares of preferred stock (the “Preferred Shares”) are entitled to vote as a class separate from holders of shares of common stock (the “Common Shares” and, together with the

Preferred Shares, the “Shares”), including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of auction rate preferred shares (“Auction Rate Preferred Shares”) with liquidation preference of $25,000 per share and cumulative preferred shares (“Cumulative Preferred Shares”) with liquidation preference of $25.00 per share.

The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.

	Outstanding Common Shares	Outstanding Preferred Shares
NCV	90,373,569	4,008,931	(a)
NCZ	76,115,749	4,366,501	(b)
ACV	10,353,920	1,200,000
NIE	27,708,965	N/A
NFJ	94,801,581	N/A
CBH	18,257,012	N/A
AIO	34,323,135	N/A

(a)

Includes 8,931 Auction Rate Preferred Shares (entitled to 8,931,000 votes in the election of Preferred Shares Trustees) and 4,000,000 Cumulative Preferred Shares (entitled to 4,000,000 votes in the election of Preferred Shares Trustees).

(b)

Includes 6,501 Auction Rate Preferred Shares (entitled to 6,501,000 votes in the election of Preferred Shares Trustees) and 4,360,000 Cumulative Preferred Shares (entitled to 4,360,000 votes in the election of Preferred Shares Trustees).

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

The table below summarizes the Proposals and the Shareholders entitled to vote thereon.

NCV:

The Common and Preferred Shareholders of NCV, voting together as a single class, have the right to vote on the re-election of Sarah E. Cogan and Davey S. Scoon as Trustees of NCV. The Preferred Shareholders of NCV, voting as a single class, have the right to vote on the re-election of James A. Jacobson as Preferred Shares Trustee of NCV.

NCZ:

The Common and Preferred Shareholders of NCZ, voting together as a single class, have the right to vote on the re-election of Deborah A. DeCotis and Davey S. Scoon as Trustees of NCZ. The Preferred Shareholders of NCZ, voting as a single class, have the right to vote on the re-election of James A. Jacobson as Preferred Shares Trustee of NCZ.

ACV:

The Common and Preferred Shareholders of ACV, voting together as a single class, have the right to vote on the re-election of F. Ford Drummond, Thomas J. Fuccillo and James S. MacLeod as Trustees of ACV. The Preferred Shareholders of ACV, voting as a single class, have the right to vote on the re-election of James A. Jacobson as Preferred Shares Trustee of ACV.

NIE:

The Common Shareholders of NIE, voting as a single class, have the right to vote on the re-election of Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon as Trustees of NIE.

NFJ:

The Common Shareholders of NFJ, voting as a single class, have the right to vote on the re-election of Sarah E. Cogan, F. Ford Drummond, Alan Rappaport and Davey S. Scoon as Trustees of NFJ.

CBH:

The Common Shareholders of CBH, voting as a single class, have the right to vote on the re-election of Sarah E. Cogan and Erick R. Holt, and on the election of Deborah A. DeCotis, as Trustees of CBH.

AIO:

The Common Shareholders of AIO, voting as a single class, have the right to vote on the election of Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon as Trustees of AIO.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees

NCV
Independent Trustees/Nominees
Re-election of Sarah E. Cogan	✓	✓
Re-election of James A. Jacobson		✓
Re-election of Davey S. Scoon	✓	✓

Proposal	Common Shareholders	Preferred Shareholders
NCZ
Independent Trustees/Nominees
Re-election of Deborah A. DeCotis	✓	✓
Re-election of James A. Jacobson		✓
Re-election of Davey S. Scoon	✓	✓

ACV
Independent Trustees/Nominees
Re-election of F. Ford Drummond	✓	✓
Re-election of James A. Jacobson		✓
Re-election of James S. MacLeod	✓	✓
Interested Trustees/Nominees
Re-election of Thomas J. Fuccillo *	✓	✓

NIE
Independent Trustees/Nominees
Re-election of Hans W. Kertess	✓	N/A
Re-election of William B. Ogden, IV	✓	N/A
Re-election of Alan Rappaport	✓	N/A
Re-election of Davey S. Scoon	✓	N/A

NFJ
Independent Trustees/Nominees
Re-election of Sarah E. Cogan	✓	N/A
Re-election of F. Ford Drummond	✓	N/A
Re-election of Alan Rappaport	✓	N/A
Re-election of Davey S. Scoon	✓	N/A

CBH
Independent Trustees/Nominees
Re-election of Sarah E. Cogan	✓	N/A
Election of Deborah A. DeCotis	✓	N/A
Interested Trustees/Nominees
Re-election of Erick R. Holt *	✓	N/A

AIO
Independent Trustees/Nominees
Election of Hans W. Kertess	✓	N/A
Election of William B. Ogden, IV	✓	N/A
Election of Alan Rappaport	✓	N/A
Election of Davey S. Scoon	✓	N/A

*

“Independent Trustees,” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund. Each of Messrs. Fuccillo and Holt is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Manager and its affiliates.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, or by telephone using the toll-free number listed on the proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote or (iii) by participating in the Meeting telephonically in accordance with the instructions provided in the Meeting notice and under the headings “Introduction” and “Additional Information — Quorum, Adjournments and Methods of Tabulation” in this Proxy Statement. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. AllianzGI U.S. serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund, c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019, or by calling 1-877-361-7971 on any business day.

As of the Record Date, the Trustees, nominees and officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of AIO, NCV, NCZ, CBH, ACV, NIE or NFJ:

Beneficial Owner	Fund	Percentage of Ownership/Class
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCV	62.30% of Preferred Shares[1]

UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCZ	51.89% of Preferred Shares[1]

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	ACV	9.24% of Common Shares

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NIE	10.21% of Common Shares

Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	ACV	100% of Preferred Shares

[1]

Ownership percentages shown are equal to the number of votes attributable to shareholder’s Preferred Shares divided by the total votes attributable to all Preferred Shares. As described above under “Introduction,” the Auction Rate Preferred Shares and Cumulative Preferred Shares have liquidation preferences of $25,000 per share and $25.00 per share, respectively, and are entitled to one vote per $25.00 in liquidation preference. For NCV, as of the Record Date, UBS Group AG’s Preferred Shares represented 90.20% of NCV’s Auction Rate Preferred Shares outstanding and less than 1% of NCV’s Cumulative Preferred Shares outstanding. For NCZ, as of the Record Date, UBS Group AG’s Preferred Shares represented 86.69% of NCZ’s Auction Rate Preferred Shares outstanding and no Cumulative Preferred Shares.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each of the Fund’s Amended and Restated Agreement and Declarations of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. Each Fund’s Governance and Nominating Committee has recommended the nominees listed herein for election or re-election, as the case may be, as Trustees by the Shareholders of the Funds.

NCV. With respect to NCV, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2021 through February 28, 2022); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023). Currently, Sarah E. Cogan, James A. Jacobson and Davey S. Scoon are Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. Cogan and Mr. Scoon for re-election by the Common and Preferred Shareholders, voting as a single class, as Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Mr. Jacobson for re-election by the Preferred Shareholders as a Class II Trustee. Consistent with the Fund’s Declaration, if re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Ms. Cogan and Messrs. Jacobson and Scoon will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023- 2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024).

NCZ. With respect to NCZ, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2021 through February 28, 2022); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023). Currently, Deborah A. DeCotis, James A. Jacobson and Davey S. Scoon are Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. DeCotis and Mr. Scoon for re-election by the Common and Preferred Shareholders, voting as a single class, as Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Mr. Jacobson for re-election by the Preferred Shareholders as a Class II Trustee. Consistent with the Fund’s Declaration, if re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Ms. DeCotis and Messrs. Jacobson and Scoon will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023- 2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024).

ACV. With respect to ACV, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2021 through January 31, 2022); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023). Currently, F. Ford Drummond, Thomas J. Fuccillo, James A. Jacobson and James S. MacLeod are Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Drummond, Fuccillo and MacLeod for re-election by the Common and Preferred Shareholders, voting as a single class, as Class II Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Mr. Jacobson for re-election by the Preferred Shareholders as a Class II Trustee. Consistent with the Fund’s Declaration, if re-elected the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Drummond, Fuccillo, Jacobson and MacLeod will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023- 2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024).

NIE. With respect to NIE, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2021 through January 31, 2022); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023). Currently, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon are Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess, Ogden, Rappaport and Scoon for re-election as Class I Trustees. Consistent with the Fund’s Declaration, if re-elected or elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess, Ogden, Rappaport and Scoon will serve a term consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2023 through January 31, 2024).

NFJ. With respect to NFJ, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2021 through January 31, 2022); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2022 through January 31, 2023). Currently, Sarah E. Cogan, F. Ford Drummond, Alan Rappaport and Davey S. Scoon are Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. Cogan and Messrs. Drummond, Rappaport and Scoon for re-election as Class III Trustees. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Ms. Cogan and Messrs. Drummond, Rappaport and Scoon will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from February 1, 2023 through January 31, 2024).

CBH. With respect to CBH, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2021 through February 28, 2022); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 28, 2023). Currently, Sarah E. Cogan, Deborah A. DeCotis and Erick R. Holt are Class III Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Ms. Cogan and Mr. Holt for re-election as Class III Trustees and Ms. DeCotis for election as a Class III Trustee. Consistent with the Fund’s Declaration, if re-elected or elected, as applicable, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected or elected at the Meeting, as applicable, Mses. Cogan and DeCotis and Mr. Holt will serve a term consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024).

AIO. With respect to AIO, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of

Shareholders for the 2021-2022 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2021 through February 29, 2022); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2022-2023 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2022 through February 29, 2023). Currently, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Davey S. Scoon are Class I Trustees. Upon the recommendation of the Governance and Nominating Committee, the Board is nominating Messrs. Kertess, Ogden, Rappaport and Scoon for election as Class I Trustees. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess, Ogden, Rappaport and Scoon will serve a term consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2023-2024 fiscal year (i.e., the annual meeting held during the fiscal year running from March 1, 2023 through February 29, 2024).

Trustee/Nominee	Class	Expiration of Term if Elected(1)
NCV
Sarah E. Cogan	Class II	Annual Meeting of the 2023-2024 fiscal year
James A. Jacobson	Class II	Annual Meeting of the 2023-2024 fiscal year
Davey S. Scoon	Class II	Annual Meeting of the 2023-2024 fiscal year

NCZ
Deborah A. DeCotis	Class II	Annual Meeting of the 2023-2024 fiscal year
James A. Jacobson	Class II	Annual Meeting of the 2023-2024 fiscal year
Davey S. Scoon	Class II	Annual Meeting of the 2023-2024 fiscal year

ACV
F. Ford Drummond	Class II	Annual Meeting of the 2023-2024 fiscal year
James A. Jacobson	Class II	Annual Meeting of the 2023-2024 fiscal year
James S. MacLeod	Class II	Annual Meeting of the 2023-2024 fiscal year
Thomas J. Fuccillo(2)	Class II	Annual Meeting of the 2023-2024 fiscal year

NIE
Hans W. Kertess	Class I	Annual Meeting of the 2023-2024 fiscal year
William B. Ogden, IV	Class I	Annual Meeting of the 2023-2024 fiscal year
Alan Rappaport	Class I	Annual Meeting of the 2023-2024 fiscal year
Davey S. Scoon	Class I	Annual Meeting of the 2023-2024 fiscal year

NFJ
Sarah E. Cogan	Class III	Annual Meeting of the 2023-2024 fiscal year
F. Ford Drummond	Class III	Annual Meeting of the 2023-2024 fiscal year
Alan Rappaport	Class III	Annual Meeting of the 2023-2024 fiscal year
Davey S. Scoon	Class III	Annual Meeting of the 2023-2024 fiscal year

CBH
Sarah E. Cogan	Class III	Annual Meeting of the 2023-2024 fiscal year
Deborah A. DeCotis	Class III	Annual Meeting of the 2023-2024 fiscal year
Erick R. Holt(2)	Class III	Annual Meeting of the 2023-2024 fiscal year

Trustee/Nominee	Class	Expiration of Term if Elected(1)
AIO
Hans W. Kertess	Class I	Annual Meeting of the 2023-2024 fiscal year
William B. Ogden, IV	Class I	Annual Meeting of the 2023-2024 fiscal year
Alan Rappaport	Class I	Annual Meeting of the 2023-2024 fiscal year
Davey S. Scoon	Class I	Annual Meeting of the 2023-2024 fiscal year

(1)

A Trustee of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(2)	Each of Messrs. Fuccillo and Holt is an “interested nominee,” as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Manager and its affiliates.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund, and thus promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Assuming the nominees are elected as proposed, the Board of Trustees will consist of eleven Trustees, nine of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees”), which would mean more than 81% of Board members are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

Mr. Rappaport has been selected by the Independent Trustees to serve as Chair of the Board of each Fund. Messrs. Kertess and Scoon have been selected by the Independent Trustees to serve as Vice Chair of the Board of each Fund. If re-elected by Shareholders of NIE and NFJ, and elected by the Shareholders of AIO, Mr. Rappaport will continue to serve as Chair of the Board of each Fund. If re-elected by Shareholders of NIE and elected by the Shareholders of AIO, Mr. Kertess will continue to serve as Vice Chair of the Board of each Fund. If re-elected by Shareholders of NCV, NCZ, NIE and NFJ, and elected by the Shareholders if AIO, Mr. Scoon will continue to serve as the Vice Chair of the Board of each Fund.

The Board of Trustees of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established six standing Committees to facilitate the Trustees’ oversight of the management of each Fund: the Audit Oversight Committee, the Compliance Committee, the Contracts Committee, the Governance and Nominating Committee, the Performance Committee and the Valuation Committee. The functions and role of each Committee are described below under “— Board Committees and Meetings.” The membership of each Committee includes, at a minimum, all of the current Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and having Independent Trustees serve as Committee Chairs, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (as defined in the instructions to Schedule 14A), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of two Trustees who are executives with one or more Manager-affiliated entities (which would continue to be the case for all Funds, if Mr. Holt is re-elected to serve as Trustee of CBH, and if Mr. Fuccillo is re-elected to serve as Trustee of ACV), facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services, administrative services, and is responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Funds’ officers, including, but not limited to, the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager employs different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager both directly and through the Committee structure it has established, including the Compliance Committee. The Board, either directly or through its Compliance Committee, receives from the Manager a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include, among others, reports and presentations on investment risks, custody and valuation of Fund assets, compliance with applicable laws, the Funds’ financial accounting and reporting and the Board’s oversight of risk management functions. In addition, the Performance Committee of the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees of the Funds, their years of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Independent Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Sarah E. Cogan 1956 NCV — Class II NCZ — Class I ACV — Class III NIE — Class III NFJ — Class III CBH — Class III AIO — Class III	Trustee	NCV, NCZ, ACV, NIE, NFJ & CBH — January 2019 AIO — October 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	89	None.

Deborah A. DeCotis 1952 NCV — Class III NCZ — Class II ACV — Class III NIE — Class III NFJ — Class II CBH — Class III AIO — Class III	Trustee	NCV, NCZ, NIE & NFJ — March 2011 ACV — April 2015 CBH — May 2017 AIO — October 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	89	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
F. Ford Drummond 1962 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class III CBH — Class II AIO — Class II	Trustee	NCV, NCZ, NIE & NFJ — June 2015 ACV — April 2015 CBH — May 2017 AIO — October 2019	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	61	Director, BancFirst Corporation.

James A. Jacobson 1945 NCV — Class II NCZ — Class II ACV — Class II NIE — Class II NFJ — Class II CBH — Class II AIO — Class II	Trustee	NCV, NCZ, NIE & NFJ — December 2009 ACV — April 2015 CBH — May 2017 AIO — October 2019	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	89	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939 NCV — Class I NCZ — Class III ACV — Class I NIE — Class I NFJ — Class I CBH — Class I AIO — Class I	Trustee, Vice Chairman of the Boards	NCZ & NCV — February 2004 NFJ — September 2006 NIE — June 2007 ACV — April 2015 CBH — May 2017 AIO — October 2019	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James S. MacLeod 1947 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class I CBH — Class II AIO — Class II	Trustee	NCV, NCZ, NIE & NFJ — June 2015 ACV — April 2015 CBH — May 2017 AIO — October 2019	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).	61	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945 NCV — Class I NCZ — Class I ACV — Class I NIE — Class I NFJ — Class I CBH — Class I AIO — Class I	Trustee	NCZ, NCV & NFJ — September 2006 NIE — June 2007 ACV — April 2015 CBH — May 2017 AIO — October 2019	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None.

Alan Rappaport 1953 NCV — Class I NCZ — Class I ACV — Class I NIE — Class I NFJ — Class III CBH — Class I AIO — Class I	Trustee and Chairman of the Board	NCV, NCZ, NIE & NFJ — June 2010 ACV — April 2015 CBH — May 2017 AIO — October 2019	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	89	None.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Davey S. Scoon 1946 NCV — Class II NCZ — Class II ACV — Class I NIE — Class I NFJ — Class III CBH — Class I AIO — Class I	Trustee, Vice Chairman of the Boards	ACV — April 2015 NCV, NCZ, NIE & NFJ — June 2015 CBH — May 2017 AIO — October 2019	Formerly, Adjunct Professor, University of Wisconsin-Madison (2011-2019).	61	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016);

Interested Trustees(1)

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Thomas J. Fuccillo(2) 1968 NCV — Class III NCZ — Class III ACV — Class II NIE — Class II NFJ — Class I CBH — Class II AIO — Class II	Trustee	NCV, NCZ, NIE, NFJ ACV & CBH — March 2019 AIO — October 2019	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 62 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.	61	None

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Erick R. Holt(2) 1952 NCV — Class I NCZ — Class I ACV — Class III NIE — Class III NFJ — Class II CBH — Class III AIO — Class III	Trustee	NCV, NCZ, NIE, NFJ ACV & CBH — December 2017 AIO — October 2019	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006 – April 2018) of Allianz Asset Management GmbH.	61	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.
(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)	Each of Messrs. Fuccillo and Holt is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Manager and its affiliates.

Securities Ownership

For each Trustee/Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee/Nominee in the Funds, and on an aggregate basis, as of the Record Date, in any registered investment companies overseen by the Trustee/Nominee within the “family of investment companies” including the Funds. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees/ Nominees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies*
INDEPENDENT TRUSTEES/NOMINEES
Sarah E. Cogan		Over $100,000
AllianzGI Convertible & Income Fund	$1-$10,000
AllianzGI Convertible & Income Fund II	$1-$10,000
AllianzGI Equity & Convertible Income Fund	$10,001-$50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$1-$10,000
AllianzGI Diversified Income & Convertible Fund	$10,001-$50,000
AllianzGI Convertible & Income 2024 Target Term Fund	$1-$10,000
Deborah A. DeCotis	None	Over $100,000
F. Ford Drummond		Over $100,000
AllianzGI Diversified Income & Convertible Fund
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
James S. MacLeod		Over $100,000
AllianzGI Convertible & Income Fund	$1-$10,000
AllianzGI Convertible & Income Fund II	$1-$10,000
AllianzGI Equity & Convertible Income Fund	$10,001-$50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$10,001-$50,000
AllianzGI Artificial Intelligence & Technology Opportunities Fund	$10,001-$50,000

Name of Trustee/ Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Trustee/Nominee in the Family of Investment Companies*
William B. Ogden, IV	None	Over $100,000
Alan Rappaport		Over $100,000
AllianzGI Convertible & Income Fund	$1-$10,000
AllianzGI Convertible & Income Fund II	$1-$10,000
AllianzGI Equity & Convertible Income Fund	$10,001-$50,000
AllianzGI Dividend Interest & Premium Strategy Fund	$10,001-$50,000
AllianzGI Diversified Income & Convertible Fund	$10,001-$50,000
AllianzGI Convertible & Income 2024 Target Term Fund	$1-$10,000
Davey S. Scoon	None	Over $100,000

INTERESTED TRUSTEES/NOMINEES
Thomas J. Fuccillo	None	Over $100,000
Erick R. Holt	None	Over $100,000

*	Securities are valued as of the Record Date

To the knowledge of the Funds, as of the Record Date, Trustees and Nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Trustees’ Compensation

Each of the Independent Trustees and Nominees also serve as a trustee of Allianz Funds, AllianzGI Institutional Multi-Series Trust (“IMST”) and Allianz Funds Multi-Strategy Trust (“MST”) (each, an “Allianz-Sponsored Open-End Fund,” and collectively with the Funds, the “Allianz-Sponsored Funds”). In addition, each of Messrs. Jacobson, Kertess, Ogden and Rappaport and Mses. Cogan and DeCotis serves as a trustee or director of a number of closed-end and open-end funds for which Allianz Global Investors Fund Management LLC (“AGIFM”) previously served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser (together, the “PIMCO- Sponsored Funds”). The PIMCO-Sponsored Funds were transitioned to the PIMCO Funds platform effective September 5, 2014, such that AGIFM no longer served as the investment manager to those funds. Since that time, the Independent Trustees have received separate compensation from the Allianz-Sponsored Funds in addition to amounts received for service on the Boards of the PIMCO-Sponsored Funds. Effective October 1, 2016, AGIFM merged into AllianzGI U.S., by means of a statutory merger (the “Reorganization”). At the time of the Reorganization, AllianzGI U.S. assumed the role of primary investment manager to the Funds.

Each of the Allianz-Sponsored Funds is expected to hold a joint meeting of its Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $235,000, payable quarterly. The Independent Chair of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $25,000 annually, payable quarterly. The Performance Committee Chair receives and additional $10,000 annually, payable quarterly. The Contracts Committee Chair receives an additional $10,000 annually, payable quarterly. The Valuation Committee Chair receives an additional $5,000 annually, payable quarterly. The Compliance Committee Chair receives an additional $5,000 annually, payable quarterly. Trustees are also reimbursed for meeting- related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings are allocated among the Allianz-Sponsored Funds, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs are then further allocated pro rata among the individual Funds based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and on each such Fund’s relative net assets.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Funds on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. The Funds still have obligations with respect to Trustee fees deferred in

2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

The following table provides information concerning the compensation paid to the Trustees/Nominees of the Funds who are not “interested persons” (as defined in the 1940 Act) for the fiscal years or periods, as applicable, ended January 31, 2020 for ACV, NIE and NFJ, and February 29, 2020 for NCV, NCZ, CBH and AIO. For the calendar year ended December 31, 2019, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Trustee who is an interested person, serves without any compensation from the Funds.

Independent Trustees (1)

Name of Trustee/ Nominee	Aggregate Compensation from ACV for the Fiscal Year Ended January 31, 2020	Aggregate Compensation from NIE for the Fiscal Year Ended January 31, 2020	Aggregate Compensation from NFJ for the Fiscal Year Ended January 31, 2020	Aggregate Compensation from NCV for the Fiscal Year Ended February 29, 2020	Aggregate Compensation from NCZ for the Fiscal Year Ended February 29, 2020	Aggregate Compensation from CBH for the Fiscal Year Ended February 29, 2020	Aggregate Compensation from AIO for the Fiscal Year Ended February 29, 2020	Total Compensation from the Funds and Fund Complex Paid to Trustees/ Nominees for the Calendar Year Ended December 31, 2019(2)
Sarah E. Cogan	$1,714	$4,679	$9,480	$3,620	$2,738	$1,283	$986	$470,000
Deborah A. DeCotis	$1,645	$4,489	$9,096	$3,474	$2,628	$1,232	$946	$535,000
F. Ford Drummond	$1,679	$4,584	$9,288	$3,547	$2,683	$1,258	$966	$240,000
Bradford K. Gallagher***	$1,645	$4,489	$9,096	$3,474	$2,628	$1,232	$946	$460,000
James A. Jacobson	$1,815	$4,954	$10,037	$3,833	$2,899	$1,359	$1,044	$535,000
Hans W. Kertess	$1,645	$4,489	$9,096	$3,474	$2,628	$1,232	$946	$460,000
James S. MacLeod	$1,714	$4,679	$9,480	$3,833	$2,899	$1,359	$986	$245,000
William B. Ogden, IV	$1,679	$4,584	$9,288	$3,547	$2,683	$1,258	$966	$465,000
Alan Rappaport	$2,169	$5,920	$11,994	$4,580	$3,465	$1,624	$1,248	$535,000
Davey S. Scoon	$1,645	$4,489	$9,096	$3,472	$2,626	$1,231	$946	$235,000

(1)

All compensation figures in this table include payments deferred by Trustees for the relevant period. As of December 31, 2019, the total amount of deferred compensation accrued and outstanding across the Fund Complex (relating to deferrals during the calendar year ended December 31, 2019 and any prior years) was as follows: Drummond $3,107,672, MacLeod $208,531, Rappaport $1,238,551 and Scoon $1,515,365.

(2)

In addition to the Allianz-Sponsored Funds, which are managed by AllianzGI U.S., during each Fund’s most recently completed fiscal year, each of Mses. Cogan and DeCotis and Messrs. Kertess, Gallagher, Jacobson, Ogden and Rappaport served as trustees of the PIMCO-Sponsored Funds, which are managed by PIMCO. The Allianz-Sponsored Funds and the PIMCO-Sponsored Funds are considered to be in the same Fund Complex as the Funds. Mses. Cogan and DeCotis and Messrs. Kertess, Jacobson, Ogden and Rappaport currently serve as trustee or director of 89 funds in the Fund Complex, including the PIMCO-Sponsored Funds. For the calendar year ended December 31, 2019, amounts received by these Trustees from Allianz-Sponsored Funds were: for Mr. Jacobson, $260,000; for Ms. Cogan, $245,000; for Ms. DeCotis, $235,000; and for Messrs. Kertess, Gallagher, Ogden, and Rappaport, $235,000, $235,000, $240,000 and $310,000, respectively. These amounts are included in the Fund Complex totals in the table above. Messrs. Drummond, MacLeod and Scoon serves as trustee or director of other Allianz-Sponsored Funds considered to be in the same Fund Complex as each Fund. Messrs. Drummond, MacLeod and Scoon currently serve as trustee or director of 61 such investment companies.

***	Mr. Gallagher resigned from the Board of each Fund effective December 31, 2020.

The Funds have no employees.

Trustee Qualifications — The Board has determined that each Trustee/Nominee should serve as such based on several factors (none of which alone is decisive). As mentioned above, each Independent Trustee/Nominee, with the exception of Ms. Cogan, and each of Messrs. Fuccillo and Holt, has served as a Trustee of each Fund for a number of years and/or has served as a Trustee of one or more investment companies affiliated with the Funds for a number of years. Each Trustee/Nominee is knowledgeable about the Funds’ business and service provider arrangements, which are for the most part common among the Funds, Allianz Funds, IMST and MST. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Sarah E. Cogan — Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at STB, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of the Funds and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a former Director of the Helena Rubinstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Thomas J. Fuccillo — Mr. Fuccillo has substantial executive-level experience in the asset management industry as President and Chief Executive Officer of all series in the Fund Complex and formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex. Mr. Fuccillo has served a critical role to the holding company for the Manager, developing and running the legal team that supports the US retail funds business. Because of his familiarity and extensive experience with the Fund Complex, the Manager and affiliated entities, Mr. Fuccillo serves as an important information resource for the Independent Trustees.

Erick R. Holt — Mr. Holt has substantial executive-level experience in the asset management industry, including extensive experience as General Counsel, Global Chief Risk Officer and Chief Compliance Officer of the holding company for the Manager and other affiliates. Because of his familiarity with the Fund Complex, the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his past service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Executive Chairman of Coastal Bancshares and Chairman of the Board of CoastalStates Bank. He is also on the board of Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Vice Chairman of the Board and as a member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial — U.S. He serves on several public company boards. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio. He also provides significant financial expertise and has been determined by the Board to be an “audit committee financial expert.”

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chair of each Fund’s Audit Oversight Committee.

Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written Audit Oversight Committee charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended to date, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of ACV, NIE and NFJ, dated March 21, 2020, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of AIO, NCV, NCZ and CBH, dated April 24, 2020, is attached to this Proxy Statement as Exhibit B-2.

Compliance Committee. Each Fund’s Compliance Committee is currently composed of all Trustees. Mr. Drummond is the current Chair of each Fund’s Compliance Committee. The Compliance Committee’s responsibilities include providing oversight with respect to regulatory and fiduciary compliance matters involving each Fund, reviewing and making recommendations regarding compliance policies and procedures, receiving reports from the CCO as to the results of internal audit functions, advising each Fund’s Board on matters relating to the CCO and serving as principal liaison between each Fund’s Board and compliance officers. The Compliance Committee was constituted on December 15, 2016. Prior to December 15, 2016, the Committee’s responsibilities were carried out by each Fund’s Board of Trustees. The Board of each Fund has adopted a written Compliance Committee charter for its Compliance Committee.

Contracts Committee. Each Fund’s Contracts Committee is currently composed of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by all of the Funds’ Independent Trustees.

Governance and Nominating Committee. Each Fund’s Governance and Nominating Committee is currently composed of Messrs. Drummond, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon, and Mses. Cogan and DeCotis, each of whom is an Independent Trustee. Each member of each Fund’s Governance and Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed. Mr. Rappaport is the current Chair of each Fund’s Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees (including Board education) and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Funds. It is the policy of the Governance and Nominating Committee to consider trustee nominees recommended by Shareholders. The procedures by which Shareholders can submit nominee recommendations to the Governance and Nominating Committee are summarized below and set forth in each Fund’s Governance and Nominating Committee Charter. The Governance and Nominating Committee succeeds the previously existing Compensation Committee of the Funds and will periodically review and recommend for approval by the Board the structure and level of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any committees of the Board. The Governance and Nominating Committee was called the Nominating Committee prior to March 5, 2015.

Qualifications, Evaluation and Identification of Trustee Nominees. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience, (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Funds’ current Trustees, the Funds’ officers, the Manager, Shareholders of any Fund and any other source the

Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors U.S. Sponsored Closed-End Funds,” which are set forth as Appendix A to each Fund’s Governance and Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or Shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at https://us.allianzgi.com/documents/Nominating-Committee-Charter.

The Governance and Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Performance Committee. Each Fund’s Performance Committee is currently composed of all Trustees. Mr. MacLeod is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager. The Performance Committee was constituted on March 5, 2015, and prior to that date its responsibilities were carried out by the full Board of each Fund.

Valuation Committee. Each Fund’s Valuation Committee is currently composed of all Trustees. Mr. Ogden is the current Chair of each Fund’s Valuation Committee. The Valuation Committee has been delegated responsibility by the Board of each Fund for overseeing determinations of the fair value of each Fund’s portfolio securities on behalf of each Fund’s Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Meetings.

With respect to NCV, during the fiscal year ended February 29, 2020, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session four times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session eight times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCV that were held during the fiscal year ended February 29, 2020.

With respect to NCZ, during the fiscal year ended February 29, 2020, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session four times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session eight times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCZ that were held during the fiscal year ended February 29, 2020.

With respect to ACV, during the fiscal year ended January 31, 2020, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session three times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session eight times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for ACV that were held during the fiscal year ended January 31, 2020.

With respect to NIE, during the fiscal year ended January 31, 2020, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session seven times, the Contracts Committee met in separate session five times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session seven times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NIE that were held during the fiscal year ended January 31, 2020.

With respect to NFJ, during the fiscal year ended January 31, 2020, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session three times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session seven times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NFJ that were held during the fiscal year ended January 31, 2020.

With respect to CBH, during the fiscal year ended February 29, 2020, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session four times, the Performance Committee met in separate session eight times, the Contracts Committee met in separate session three times, the Compliance Committee met in separate session four times and the Valuation Committee met in separate session eight times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for CBH that were held during the fiscal year ended February 29, 2020.

With respect to AIO, during the fiscal year ended February 29, 2020, the Board of Trustees held three regular meetings. The Audit Oversight Committee met in separate session one time, the Governance and Nominating Committee met in separate session one time, the Performance Committee met in separate session two times, the Contracts Committee met in separate session one time, the Compliance Committee met in separate session one time and the Valuation Committee met in separate session two times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for AIO that were held during the fiscal year ended February 29, 2020.

The Trustees do not attend the annual Shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Angela Borreggine, Chief Legal Officer (“CLO”), Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or her designee is responsible for reviewing properly submitted Shareholder communications. The CLO shall either

(i) provide a copy of each properly submitted Shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a Shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a Shareholder, or (iii) any Shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual Shareholder meetings or to otherwise make themselves available to Shareholders for communications, other than by the aforementioned procedures.

Delinquent Section 16(a) Reports. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees, relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year, except, due to administrative oversight, (i) a late Form 4 filing with respect to seven transactions was filed on February 28, 2020 for James C.K. Chen (for AIO), (ii) two late Form 4s, each with respect to one transaction, were filed on February 28, 2020 and March 12, 2020, respectively, for Stephen B. Jue (for AIO), and (iii) an amendment to Form 4 was filed on February 28, 2020 with respect to one transaction for Justin Kass (for AIO) to correct inadvertent errors in the number of shares of Common Stock previously reported.

Required Vote.

The re-election of Ms. Cogan and Mr. Scoon to the Board of Trustees of NCV will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of NCV cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson will require a plurality of the votes of the Preferred Shareholders of NCV cast in the election of Trustees at the meeting, in person or by proxy, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share.

The re-election of Ms. DeCotis and Mr. Scoon to the Board of Trustees of NCZ will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of NCZ cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson will require a plurality of the votes of the Preferred Shareholders of NCZ cast in the election of Trustees at the meeting, in person or by proxy, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share.

The re-election of Messrs. Drummond, Fuccillo and MacLeod to the Board of Trustees of ACV will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of ACV cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson will require a plurality of the votes of the Preferred Shareholders of ACV cast in the election of Trustees at the meeting, in person or by proxy.

The re-election of Messrs. Kertess, Ogden, Rappaport and Scoon to the Board of Trustees of NIE will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

The re-election of Ms. Cogan and Messrs. Drummond, Rappaport and Scoon to the Board of Trustees of NFJ will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

The re-election of Ms. Cogan and Mr. Holt, and the election of Ms. DeCotis to the Board of Trustees of CBH will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

The election of Messrs. Kertess, Ogden, Rappaport and Scoon to the Board of Trustees of AIO will require the affirmative vote of a plurality of the votes of the Common Shareholders of the Fund cast in the election of Trustees at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of NCV, NCZ, ACV, NIE, NFJ, CBH and AIO hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each such officer shall hold office until his or her successor shall have been duly elected or appointed and qualified, or until his or her death, or until he or she shall have resigned or have been removed. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1968	President and Chief Executive Officer	NCV, NCZ, NIE, NFJ & ACV (Since April 2016) CBH (Since May 2017) AIO (Since October 2019)	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 61 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Scott Whisten 1971	Treasurer, Principal Financial and Accounting Officer	NCV, NCZ, NIE, NFJ, ACV & CBH (Since April 2018) AIO (Since October 2019)	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 61 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964	Chief Legal Officer and Secretary	NCV, NCZ, NIE, NFJ & ACV (Since April 2016) CBH (Since May 2017) AIO (Since October 2019)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 61 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 600 West Broadway, San Diego, CA 92101 1975	Chief Compliance Officer	NCV, NCZ, NIE & NFJ (Since June 2013) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 61 funds in the Fund Complex and of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard J. Cochran	Assistant Treasurer	NCV, NCZ, NIE & NFJ (Since May 2008) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 61 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	NCV, NCZ, NIE & NFJ (Since January 2011) ACV (Since May 2015) CBH (Since May 2017) AIO (Since October 2019)	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 61 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975	Assistant Secretary	NCV, NCZ, NIE, NFJ & ACV (Since December 2015) CBH (Since May 2017) AIO (Since October 2019)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 61 funds in the Fund Complex.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Craig Ruckman 1977	Assistant Secretary	NCV, NCZ, NIE, NFJ, ACV & CBH (Since December 2017) AIO (Since October 2019)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 61 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds and is responsible for managing the Funds’ business affairs and administrative matters. AllianzGI U.S. is an investment adviser based in New York, New York, Dallas, Texas and San Diego, California. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European-based multinational insurance and financial services holding company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending January 31, 2020 for ACV, NIE and NFJ, and February 29, 2020 for NCV, NCZ, CBH and AIO. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year, and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non- audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chair of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre- determined dollar thresholds. Any such pre-approval by the Chair (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
NIE	January 31, 2020		$64,192
	January 31, 2019		$64,192
NFJ	January 31, 2020		$75,937
	January 31, 2019		$78,937
ACV	January 31, 2020		$73,352
	January 31, 2019		$66,352
NCV	February 29, 2020		$80,459
	February 28, 2019		$73,459
NCZ	February 29, 2020		$80,459
	February 28, 2019		$73,459
CBH	February 29, 2020		$74,500
AIO	February 28, 2019 February 29, 2020	$ $	67,500 70,000

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
NIE	January 31, 2020		$0
	January 31, 2019		$0
NFJ	January 31, 2020		$0
	January 31, 2019		$0
ACV	January 31, 2020		$0
	January 31, 2019		$0
NCV	February 29, 2020		$30,238
	February 28, 2019		$17,738
NCZ	February 29, 2020		$30,238
	February 28, 2019		$17,738
CBH	February 29, 2020		$0
AIO	February 28, 2019 February 29, 2020	$ $	0 0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit- related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
NIE	January 31, 2020	$16,652
	January 31, 2019	$16,167
NFJ	January 31, 2020	$18,803
	January 31, 2019	$18,255
ACV	January 31, 2020	$18,803
	January 31, 2019	$18,255
NCV	February 29, 2020	$18,060
	February 28, 2019	$17,534
NCZ	February 29, 2020	$18,060
	February 28, 2019	$17,534
CBH	February 29, 2020	$18,052
	February 28, 2019	$17,500
AIO	February 29, 2020	$16,652

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NIE	January 31, 2020	$16,652	$963,218	$979,870
	January 31, 2019	$16,167	$1,940,379	$1,956,546
NFJ	January 31, 2020	$18,803	$963,218	$982,021
	January 31, 2019	$18,255	$1,940,379	$1,958,634
ACV	January 31, 2020	$18,803	$963,218	$982,021
	January 31, 2019	$18,255	$1,940,379	$1,958,634
NCV	February 29, 2020	$35,798	$945,480	$981,287
	February 28, 2019	$35,272	$1,922,641	$1,957,913
NCZ	February 29, 2020	$48,298	$932,980	$981,278
	February 28, 2019	$35,272	$1,922,641	$1,957,913
CBH	February 29, 2020	$18,052	$963,218	$981,243
	February 28, 2019	$17,500	$1,940,413	$1,957,913
AIO	February 29, 2020	$16,652	$963,218	$979,870

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre- approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each of NIE and NFJ at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. A quorum for each of NCV and NCZ at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at Meeting, except that, (i) where the Common Shares will vote as a separate class, then 30% of such Common Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Common Shares and (ii) where the Preferred Shares will vote as a separate class, 30% of the votes represented by such Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Preferred Shares, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. A quorum for ACV, CBH or AIO at its Meeting will consist of the presence in person or by proxy of thirty-three and one-third percent (33 1⁄3%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 33 1⁄3% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. If the quorum required for a Proposal has not been met, the persons named in the proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.

Where the Common Shares will vote as a separate class, the affirmative vote of a plurality of Common Shares present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to such Common Shares. Where the Preferred Shares will vote as a separate class, the affirmative vote of a plurality of votes represented by the Preferred Shares present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to such Preferred Shares, with each Preferred Share of NCV and NCZ entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by NCV, NCZ, ACV, NIE, CBH, NFJ and AIO as tellers (collectively, the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a proposal requiring approval by a specific percentage of shares present or outstanding, abstentions and broker non-votes will have the same effect as a vote against the proposal.

AllianzGI U.S. is sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from COVID-19, the Meeting will be conducted telephonically. Any Shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of May 14, 2020, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 14, 2020, and you want to participate in the Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on Wednesday, July 8, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of May 14, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

In light of uncertainties relating to COVID-19, the Funds reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Funds’ proxy materials. Although no decision has been made, the Funds may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Funds plan to announce these changes, if any, at http://us.allianzgi.com/closedendfunds, and encourage you to check this website prior to the Meeting.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date of the Annual Report to Shareholders
NCV	May 13, 2020
NCZ	May 13, 2020
CBH	May 13, 2020
AIO	May 13, 2020

Fund	Mail Date of the Annual Report to Shareholders
ACV	April 10, 2020
NIE	April 10, 2020
NFJ	April 10, 2020

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for the Annual Meeting for the 2020-2021 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July, 2021. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the applicable Fund no later than February 1, 2021 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2021-2022 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s Shareholder meeting; provided that, if, in accordance with applicable law, the upcoming Shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior Shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming Shareholder meeting date or (ii) the 10th business day following the date such upcoming Shareholder meeting date is first publicly announced or disclosed.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 9 anniversary of this year’s meeting, such proposals must be received no earlier than April 5, 2021 and no later than April 20, 2021. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE APPLICABLE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE APPLICABLE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER FOR THE APPLICABLE MEETING TO BE HELD AS SCHEDULED.

June 4, 2020

Exhibit A to Proxy Statement

Audit Oversight Committee Charter

Allianz Global Investors U.S. LLC Sponsored Closed-End Funds

(Adopted as of January 14, 2004, as amended through December 17, 2019)

The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A- 3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR).

One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment

Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review and approve the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies governing the process by which risk assessment and risk management is undertaken.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any fraud, improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Scope of Responsibility

This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Funds not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)

AllianzGI Convertible & Income Fund (“NCV”)

AllianzGI Convertible & Income Fund II (“NCZ”)

AllianzGI Diversified Income & Convertible Fund (“ACV”)

AllianzGI Equity & Convertible Fund (“NIE”)

AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”)

AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”)

A-1

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

AllianzGI Equity & Convertible Income Fund (“NIE”)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)

AllianzGI Diversified Income & Convertible Fund (“ACV”)

(each, a “Fund” and, collectively, the “Funds”)

Dated March 21, 2020

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended January 31, 2020 were prepared in conformity with generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended January 31, 2020. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 1300 — Audit Communications (“SAS 1300”). SAS 1300 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), each Fund’s investment manager , and any entity controlling, controlled by or under common control with AllianzGI U.S. that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

The members of the Committee are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided and the representations made to them by management and PwC.

Based on the foregoing review and discussions, and subject to the limitation on the role and responsibilities of the Audit Oversight Committees set forth above, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2020 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

Submitted by the Audit Oversight Committees of the Board of Trustees:

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Davey S. Scoon

B-1

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”)

AllianzGI Convertible & Income Fund (“NCV”)

AllianzGI Convertible & Income Fund II (“NCZ”)

AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”)

(each, a “Fund” and, collectively, the “Funds”)

Dated April 24, 2020

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended February 29, 2020 were prepared in conformity with generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended February 29, 2020. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 1301 — Communications with Audit Committees (“SAS 1301”). SAS 1301 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), each Fund’s investment manager, and any entity controlling, controlled by or under common control with AllianzGI U.S. that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

The members of the Committee are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided and the representations made to them by management and PwC.

Based on the foregoing review and discussions, and subject to the limitation on the role and responsibilities of the Audit Oversight Committees set forth above, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 29, 2020 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending February 28, 2021.

Submitted by the Audit Oversight Committees of the Board of Trustees:

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Davey S. Scoon

B-2

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Convertible & Income Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Sarah E. Cogan	O	O

	(02) Davey S. Scoon	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Convertible & Income Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund – Preferred Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Sarah E. Cogan	O	O

	(02) Davey S. Scoon	O	O

	(03) James A. Jacobson	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Convertible & Income Fund II hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund II – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Deborah A. DeCotis	O	O

	(02) Davey S. Scoon	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Convertible & Income Fund II hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income Fund II – Preferred Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Deborah A. DeCotis	O	O

	(02) Davey S. Scoon	O	O

	(03) James A. Jacobson	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Diversified Income & Convertible Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Diversified Income & Convertible Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) F. Ford Drummond	O	O

	(02) Thomas J. Fuccillo	O	O

	(03) James S. MacLeod	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Preferred Shareholder of AllianzGI Diversified Income & Convertible Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 10:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Diversified Income & Convertible Fund – Preferred Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) F. Ford Drummond	O	O

	(02) Thomas J. Fuccillo	O	O

	(03) James S. MacLeod	O	O

	(04) James A. Jacobson	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Equity & Convertible Income Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 11:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Equity & Convertible Income Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Hans W. Kertess	O	O

	(02) William B. Ogden, IV	O	O

	(03) Alan Rappaport	O	O

	(04) Davey S. Scoon	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Dividend, Interest & Premium Strategy Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 1:30 p.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement.The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Dividend, Interest & Premium Strategy Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Sarah E. Cogan	O	O

	(02) F. Ford Drummond	O	O

	(03) Alan Rappaport	O	O

	(04) Davey S. Scoon	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Convertible & Income 2024 Target Term Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 11:00 a.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Convertible & Income 2024 Target Term Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Sarah E. Cogan	O	O

	(02) Erick R. Holt	O	O

	(03) Deborah A. DeCotis	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2020

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Common Shareholder of AllianzGI Artificial Intelligence & Technology Opportunities Fund hereby appoints Scott Whisten, Thomas J. Fuccillo and Angela Borreggine, and each of them separately, with power of substitution and re-substitution, as proxies to vote at the Joint Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 9, 2020 telephonically via conference call, at 1:30 p.m. (Eastern Time), and at any adjournment thereof. If you wish to attend the Meeting via conference call, please email AST Fund Solutions, LLC at attendameeting@astfinancial.com in accordance with the instructions included in the Proxy Statement. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Joint Annual Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2020. The Proxy Statement is also available at https://vote.proxyonline.com/Allianz/docs/CEFAnnualMeeting.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Artificial Intelligence & Technology Opportunities Fund – Common Shares YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE FOR EACH NOMINEE IN BLUE OR BLACK INK. Example: 🌑

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	WITHHOLD
A.	Election of Trustees

	(01) Hans W. Kertess	O	O

	(02) William B. Ogden, IV	O	O

	(03) Alan Rappaport	O	O

	(04) Davey S. Scoon	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]